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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 PULITZER INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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The following communication was mailed on Monday, May 23, 2005 to participants in the Pulitzer Inc. employee stock purchase plans.



May 20, 2005


Dear Pulitzer Inc. Employee:


         You should have recently received a notice of a special meeting of Pulitzer Inc. stockholders to consider and vote to adopt an Agreement and Plan of Merger, dated as of January 29, 2005, by and among Pulitzer Inc., LP Acquisition Corp., and Lee Enterprises, Incorporated, pursuant to which LP Acquisition Corp. will be merged into Pulitzer and Pulitzer will become a wholly-owned subsidiary of Lee, together with a proxy statement which provides you with information about the proposed merger. Upon the merger becoming effective, you will be entitled to receive $64.00 in cash for each share of Pulitzer common stock that you own.

         A.G. Edwards & Sons, Inc. will issue a check to you at your address of record when it receives the cash proceeds for your Pulitzer shares.

         If you currently have an A.G. Edwards brokerage account, and you would like the cash proceeds for your Pulitzer shares transferred to that account, please complete the bottom portion of this letter and fax it to my attention at
(314) 242-3008.

         If you would like another form of payment from A.G. Edwards, please call me to discuss.



PLEASE TRANSFER MY PROCEEDS FROM THE PULITZER MERGER TO MY A.G. EDWARDS BROKERAGE ACCOUNT.


Name:_____________________________________________________________________


Social Security #:________________________________________________________


A.G. Edwards brokerage account number:____________________________________


Client signature:_________________________________________________________


Joint signature:__________________________________________________________


Thank you,


Lori Neidhardt
A.G. Edwards & Sons, Inc.
314-955-2609